EXH10-1
                                 LOAN AGREEMENT

         AGREEMENT, made this 2nd day of August, 1990, by and between AUTOMATED LIGHT TECHNOLOGIES, INC., a Delaware corporation with an office and principal place of business located at 176 Bolton Road in the Town of Vernon, County of Tolland and State of Connecticut (the "Borrower"), and CONNECTICUT INNOVATIONS INCORPORATED, a corporation constituted a quasi-public instrumentality of the State of Connecticut with an office located at 845 Brook Street, in the Town of Rocky Rill, County of Hartford and State of Connecticut ("CII").

                              W I T N E S S E T H:

         WHEREAS, the Borrower has requested that CII shall lend the Borrower the sum of THREE HUNDRED THOUSAND and NO/100 DOLLARS ($300,000.00) under the Eli Whitney (Eli) Loan Fund; and

         WHEREAS, CII has agreed to make said loan upon the terms and conditions hereinafter set forth;

         NOW, THEREFORE, in consideration of the promises and the mutual covenants herein contained, the parties agree as follows:

         l. CII shall lend the Borrower the sum of THREE HUNDRED THOUSAND AND NO/100 DOLLARS ($300,000.00) in accordance with the terms and conditions set forth in this Agreement and under a promissory note ("Note") of even date herewith, a copy of which may be attached hereto.

         2. Contemporaneously with the execution and delivery of this Agreement, the Borrower will execute and deliver to CII a Security Agreement and a Collateral Assignment and Security Agreement (the "Security Agreements"), a Subordination Agreement executed by Mohd A. Aslami and Charles DeLuca (the "Subordina-tion"), a Warrant for 66,667 shares of common stock of Borrower (the "Warrant") and such other documents collectively, the ("Financing Documents") as are set forth in Exhibit "A" to this Agreement.

         3.       The Borrower agrees:

               a. To furnish upon request to CII (i) its balance sheet and the related statements of earnings and retained earnings within ninety (90) days after the end of each fiscal year, including all supporting schedules and comments, all of which shall be prepared by an independent public accountant of recognized standing; (ii) a balance sheet and related statements of earnings within forty-five (45) days after the end of each fiscal quarter, such quarterly statements may be prepared by the Borrower; (iii) a report on the amount of new employment created as a result of development


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                    of the product within  forty-five (45) days after the end of each fiscal quarter, to accompany said quarterly financial statements; and (iv) such further financial and other information as CII may in its discretion reasonably require from time to time;

               b. To furnish to CII, upon request, its employment records and any other personnel records that CII may reasonably request in order to verify the creation of new employment;

               c. To notify CII promptly of any material adverse change in the financial condition of the Borrower;

               d. To provide such security for the loan as CII may require as described in the Security Agreements and to execute and deliver all documents in connection therewith as of the date hereof except as may be provided in the Financing Documents;

               e. That the funds provided will not be used otherwise than for working capital;

               f. To maintain fire and other hazard insurance policies covering the property securing this loan ("Property") in an amount satisfactory to CII. Such insurance policies shall be provided by a company licensed to provide such insurance in the State of Connecticut and shall be satisfactory in form to CII. The policies shall name CII as Loss Payee as its interests may appear and a copy of the policies shall be deposited with CII upon the execution hereof;

               g. To maintain a policy of liability insurance in form and amount satisfactory to CII, such policy to be issued by a company licensed to provide such insurance in the State of Connecticut;

               h. To obtain the permission of CII prior to any move of its principal place of business within the State of Connecticut. The Borrower may not relocate its principal place of business outside of the State of Connecticut; and

               i. To obtain and maintain during the term of the loan life insurance on the life of Mohd A. Aslami in the amount of $200,000.00 and Charles DeLuca in the amount of $100,000.00 and to assign the same to CII, the proceeds of which shall be used to pay down outstanding principal and interest on the loan, with any surplus being returned to the designated beneficiaries.


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         4. The Borrower represents and warrants that:

               a.   It  is  a  technology   based  company  engaged  in  product
                    innovation in an area listed as a "ELI Eligibility Area";

               b. It and its officers have the power and authority to enter into and perform this Agreement and to incur the obligations herein provided for and that all documents and agreements executed and delivered pursuant hereto, when delivered, will be valid and binding in accordance with their respective terms;

               c. There has been no material adverse change in the financial condition of the Borrower since April 30, 1990;

               d. It has obtained or will obtain funding for the project equal to or greater than the amount of the loan from the Connecticut Development Authority or other source and shall close such transaction within ninety (90) days of the date of this Agreement;

               e. It is unable, on reasonable terms, to obtain sufficient assistance to undertake development of the project from commercial sources alone: and

               f. Over the term of the loan, the project for which the funds are provided is expected to create at least one new job for every ten thousand dollars borrowed.

         5. CII shall from time to time, in its discretion, and without notice to the Borrower, during regular business hours, have the privilege of making an inspection of the Property and the Borrower shall assist CII in making said inspection and shall make available such books and other records as CII may reasonably request. CII agrees that it shall keep confidential, except as may be required by law and provided that Borrower is not in default hereunder (including expiration of any applicable grace and cure periods), all proprietary information regarding Borrower's operations and products in the possession of or known to CII.

         6. This Agreement may not be modified or amended in any manner except in writing executed by all of the parties hereto.

         7. This Agreement and any of the documents related hereto and the rights hereunder may not be assigned by the Borrower without the written consent of CII This Agreement and any o f the documents related hereto and the rights hereunder may be assigned by CII; provided, however, that CII agrees that, unless Borrower


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is in default  hereunder  (including the expiration of any applicable  grace and cure periods) and the loan has been accelerated by CII, it shall not assign the same to a competitor of Borrower. For the purposes hereof, a "competitor of Borrower" shall be any person or entity that develops, manufactures or markets systems for monitoring or locating breaks and damages in fiber optic and/or copper lines or any other system or systems currently or in the future developed, manufactured or marketed by Borrower.

         8. The terms and conditions of the Financing Documents are incorporated herein, and any breach of said terms and conditions is a breach hereunder, and a breach hereunder shall be a breach of any of the Financing Documents.

         9. Any misrepresentation, breach of warranty or other breach of any agreement or covenant contained herein not cured within any applicable cure period, including, without limitation, the cure periods set forth in the Financing Documents, shall entitle CII to declare the unpaid balance of the loan due and payable without further notice to the Borrower, or to exercise any remedy it may have with respect to the Property as set forth in the Financing Documents, subject to the limitations set forth therein, or otherwise provided by law, or to exercise any such remedies cumulatively.

         10. The Borrower shall provide CII with the opinion of the Borrower's counsel in the form of Exhibit B attached hereto.

         11. The Borrower agrees and warrants that in the performance of this contract it will not discriminate or permit discrimination against any person or group of persons on the grounds of race, color, religious creed, age, marital status, national origin, sex, mental retardation or physical disability, including, but not limited to blindness, unless it is shown by such Borrower that such disability prevents performance of the work involved, in any manner prohibited by the laws of the United States or of the State of Connecticut, and further agrees to provide the Commission on Human Rights and Opportunities with such information requested by the Commission concerning the employment practices and procedures of the Borrower as relate to the provisions of this section.

         12. Any words or phrases used herein that are defined in Section 32-34 of the Connecticut General Statutes or in the Regulations of Connecticut State Agencies adopted and promulgated under said Sections of said Statutes shall have the meanings set forth in said definitions.

         13. This Agreement shall be governed by and construed in accordance with the laws of the State of Connecticut.

         14. This Agreement shall terminate upon payment in full of the loan.


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IN WITNESS  WHEREOF,  the parties  hereto have executed this agreement as of the date and year first above written.

                                              CONNECTICUT INNOVATIONS
                                              INCORPORATED

                                              BY:
________________________                         _______________________________
                                                  DAVID C. DRIVER
                                                  Its Executive Director

________________________                      AUTOMATED LIGHT TECHNOLOGIES,
                                                       INC.

                                              BY:
________________________                         _______________________________
                                                  MOHD A. ASLAMI
                                                  Its President,
                                                  Duly Authorized
________________________


STATE OF CONNECTICUT)
                    ) ss. at Hartford
COUNTY OF HARTFORD  )

         On this ___ day of August, 1990, before me, the undersigned officer, personally appeared David C. Driver, who acknowledged himself to be the Executive Director of CONNECTICUT INNOVATIONS INCORPORATED, a corporation, and that he as such Executive Director, being authorized so to do, executed the foregoing instrument for the purposes herein contained, by signing the name of the corporation by himself as Executive Director.

         In Witness Whereof I hereunto set my hand.



                                                   -----------------------------
                                                   Commissioner of the Superior
                                                   Court/Notary Public

STATE OF CONNECTICUT)
                    ) ss. at Hartford
COUNTY OF HARTFORD  )

         On this 2nd day of August, 1990, before me, the undersigned officer, personally appeared Mohd A. Aslami, who acknowledged himself to be the President of Automated Light Technologies, Inc., a corporation, and that he as such President, being authorized so to do, executed the foregoing instrument for the purposes herein contained, by signing the name of the corporation by himself as President.

         In Witness Whereof I hereunto set my hand.

                                                   ----------------------------
                                                   Commissioner of the Superior
                                                   Court/Notary Public